           ----------------------------------------------------------

                      W.P. STEWART & CO. GROWTH FUND, INC.

           ----------------------------------------------------------





                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)


                                  JUNE 30, 2001

W. P. STEWART & CO. GROWTH FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 2001

MANAGEMENT COMMENTS

During the first half of 2001, your Fund's net asset value per share fell from $207.95 on December 31, 2000 to $182.75 on June 30, 2001, a decline of 12.1% for the year-to-date.

We have been living through a very difficult market environment. Although the US economy continues in a weakening trend, there has been a slight improvement in some indicators, and the market has moved strongly toward cyclicals away from our strong steady growers in hopes of a V shaped recovery. We are less ready to believe that all of the economic pain is over, and continue to hold our steady growth stocks with the conviction that patience will pay off for us this time, as it has over the previous economic slowdowns we have experienced over 26 years, all of which have taken longer than 6 months to play through.

While there have been a few minor disappointments of a penny or two in earnings as companies in your portfolio have reported their second quarters, these companies continue to grow their profits at positive double digit rates, while the S&P will be down double digits this year. We have traditionally done well when corporate profits decline. We are convinced that the weakened economy will again lead to a decline in corporate profits in 2001, and that will initiate flight to the quality investments in your Fund's portfolio.

Long-term View

The valuation of your Fund's portfolio looks attractive based on several measures. The price to earnings ratio on estimated earnings for 2002 is at a slight discount to that of the market. That is a rare occurrence for this superior group of business entities. The valuation of your Fund's portfolio also looks attractive relative to bonds, and our appraisal system, based on the discount value of future earnings, indicates a strong return over the next five years.

Interest rates are low and more likely to remain low in this weaker economy. The risk of inflation is diminishing as a slower global economy results in excess capacity and lower marginal demand. Forces that caused inflationary concern at the start of the year, like energy costs, are diminishing. When interest rates are low, your stream of steadily growing double-digit earnings is worth more.

Traditionally safe, defensive sectors like drugstores, pharmaceuticals, and supermarkets, as well as stocks like GE, ADP, and SYK have been sold off, even though they continue to show incredible resilience in growth and earnings in this weak period. Our take is that these stocks have been easy, liquid sources of cash for the debt strapped consumer, or the trader betting on a massive cyclical recovery. What we do know is that our companies' steady earnings make their valuations more attractive with every passing day. Our attractive valuations persuade us to be invested and ready for the wave of better performance, which when it comes, will more than likely come swiftly and decisively.

We have had ten years of economic strength and great compounded performance in the stocks your Fund holds. Our country is in a readjustment period, and cannot look ahead to the same high levels of economic growth or stock market returns without a period of digestion of the excess inventory and overcapacity that we have built. The Federal Reserve and corporate America have acted decisively to address these issues, but it takes time for interest rate cuts, cost reduction measures, consumer debt reduction, and tax rebates to work their way through the system. We continue to believe that we will see an improving picture as we near the end of the year.

I want to assure you that our research process continues with even more diligence and attention than ever. Our dedication to our investment thesis remains unshaken, and we see no virtue in trading in and out of the latest hot stocks. We are investors, where conviction and patience are the watchwords. We believe that your Fund is invested in the best growth companies in the world, and they will again reward you handsomely - hopefully sooner rather than later.

We look forward to reporting to you again in January.

New York, N.Y.
July 16, 2001
MARILYN G. BRESLOW
PRESIDENT

W.P. Stewart & Co., Inc.
Investment Adviser

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)


           NAME OF ISSUER                                                  MARKET
         AND TITLE OF ISSUE                          SHARES                VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS--97.6%

BANKS--3.2%
     Northern Trust Corporation                      32,024           $      2,001,500
                                                                      ----------------

COMPUTERS & BUSINESS EQUIPMENT--4.2%
     Dell Computer Corporation (a)                  100,000                  2,615,000
                                                                      ----------------

COSMETICS & TOILETRIES--2.2%
     The Estee Lauder Companies, Inc                 32,500                  1,400,750
                                                                      ----------------

DATA PROCESSING SERVICES--19.1%
     Automatic Data Processing, Inc.                148,028                  7,356,992
     First Data Corporation                          73,000                  4,690,250
                                                                      ----------------
                                                                            12,047,242
                                                                      ----------------
DRUGS & HEALTH CARE--22.4%
     Johnson & Johnson                               82,040                  4,102,000
     Lilly (Eli) & Company                           34,032                  2,518,368
     Merck & Company, Inc.                           37,000                  2,364,670
     Pfizer, Inc.                                    64,024                  2,564,161
     Stryker Corporation                             46,500                  2,550,525
                                                                      ----------------
                                                                            14,099,724
                                                                      ----------------
DRUG STORES--5.5%
     CVS Corporation.                                33,269                  1,284,183
     Walgreen Company                                64,000                  2,185,600
                                                                      ----------------
                                                                             3,469,783
                                                                      ----------------
ELECTRICAL EQUIPMENT--4.6%
     General Electric Company                        59,332                  2,892,435
                                                                      ----------------

FINANCE  & BANKING--5.4%
     State Street Corporation                        69,186                  3,424,015
                                                                      ----------------

FOOD & BEVERAGE--8.0%
     Safeway, Inc. (a)                               40,500                  1,944,000
     SYSCO Corporation                               69,500                  1,886,925
     Wrigley (W.M.) Jr. Company                      26,500                  1,241,525
                                                                      ----------------
                                                                             5,072,450
                                                                      ----------------
MULTIMEDIA--13.1%
     The New York Times Company                      64,000                  2,688,000
     The Walt Disney Company                         90,000                  2,600,100
     Viacom, Inc., Class B (a)                       57,500                  2,975,625
                                                                      ----------------
                                                                             8,263,725
                                                                      ----------------


The accompanying notes are an integral part of these financial statements.

           NAME OF ISSUER                                                                                 MARKET
         AND TITLE OF ISSUE                                                         SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
SOFTWARE--6.7%
     Microsoft Corporation (a)                                                      57,558           $      4,201,734
                                                                                                     ----------------

TELECOMMUNICATION EQUIPMENT--3.2%
     Nokia Corporation, ADR                                                         92,000                  2,027,680
                                                                                                     ----------------


TOTAL COMMON STOCKS--(COST $55,718,292)                                                                    61,516,038
                                                                                                     ----------------

SHORT TERM INVESTMENTS--3.1%                                                    PRINCIPAL
REPURCHASE AGREEMENTS--3.1%                                                       AMOUNT
                                                                               -----------
     Agreement with State Street Bank & Trust Company,
     2.000% dated 06/29/2001 to be repurchased at
     $1,969,328 on 07/02/2001, collateralized by $1,950,000
     U.S. Treasury Note, 5.75% maturing 10/31/2002
     (value $2,010,938)                                                        $ 1,969,000                  1,969,000
                                                                                                     ----------------

TOTAL SHORT TERM INVESTMENTS--(COST $1,969,000)                                                             1,969,000
                                                                                                     ----------------

TOTAL INVESTMENTS--(Cost $57,687,292)--100.7%                                                              63,485,038
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.7)%                                                                (460,353)
                                                                                                     ----------------
NET ASSETS--100.0%                                                                                   $     63,024,685
                                                                                                     ================



(a)      No dividends paid on security



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS:
Investments in securities, at market value (identified cost $ 55,718,292)                            $      61,516,038
Repurchase agreements, at market value (cost $ 1,969,000)                                                    1,969,000
Cash                                                                                                               121
Dividends and interest receivable                                                                               42,939
Other assets                                                                                                     1,972
                                                                                                     -----------------
     Total Assets                                                                                           63,530,070
                                                                                                     -----------------

LIABILITIES:
Payable for securities purchased                                                                               223,287
Advisory fee payable                                                                                           249,583
Other accrued expenses                                                                                          32,515
                                                                                                     -----------------
     Total Liabilities                                                                                         505,385
                                                                                                     -----------------
NET ASSETS                                                                                           $      63,024,685
                                                                                                     =================

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
     authorized, 344,862 shares issued and outstanding)                                              $             345
Capital paid in excess of par                                                                               56,009,678
Undistributed net investment loss                                                                             (393,491)
Accumulated realized gain on investments - net                                                               1,610,407
Unrealized appreciation on investments - net                                                                 5,797,746
                                                                                                     -----------------
NET ASSETS                                                                                           $      63,024,685
                                                                                                     =================

Net asset value per share                                                                            $          182.75
                                                                                                     =================

Redemption price per share                                                                           $          181.84
                                                                                                     =================


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME:
Dividends                                                                                 $         200,291
Interest                                                                                             44,054
                                                                                          -----------------
     Total investment income                                                                        244,345
                                                                                          -----------------

EXPENSES:
Investment advisory fees                                                                            497,574
Administrative fees                                                                                  35,168
Custodian fees                                                                                       24,737
Insurance fees                                                                                       22,968
Transfer agent fees                                                                                  18,703
Printing fees                                                                                        17,195
Registration fees                                                                                    10,254
Directors fees                                                                                       10,056
Miscellaneous fees                                                                                    1,181
                                                                                          -----------------
     Total expenses                                                                                 637,836
                                                                                          -----------------

Net investment loss                                                                                (393,491)
                                                                                          -----------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                                  3,333,777
Net change in unrealized appreciation on investments                                            (11,498,331)
                                                                                          -----------------
Net loss on investments                                                                          (8,164,554)
                                                                                          -----------------


NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $      (8,558,045)
                                                                                          =================


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE
                                                                 SIX MONTHS ENDED          FOR THE YEAR
                                                                   JUNE 30, 2001               ENDED
                                                                    (UNAUDITED)          DECEMBER 31, 2000
                                                                -----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss                                             $        (393,491)       $       (919,083)
Net realized gain/(loss) on investments                                 3,333,777                (345,118)
Net change in unrealized appreciation
  on investments                                                      (11,498,331)               (532,655)
                                                                -----------------        ----------------
     Net (decrease) in net assets
       from operations                                                 (8,558,045)             (1,796,856)
                                                                -----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments                                               -               (2,147,244)
                                                                -----------------        ----------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                               4,128,810               9,315,690
Shares issued to shareholders
     in reinvestment of distributions                                           -               2,078,211
Cost of redemptions                                                    (2,394,226)            (12,912,882)
                                                                -----------------        ----------------
     Net increase/(decrease) in net assets from Fund
       share transactions                                               1,734,584              (1,518,981)
                                                                -----------------        ----------------
Net (decrease) in net assets                                           (6,823,461)             (5,463,081)
                                                                =================        ================

NET ASSETS:
Beginning of period                                                    69,848,146              75,311,227
                                                                -----------------        ----------------
End of period                                                   $      63,024,685        $     69,848,146
                                                                =================        ================


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

                                                             FOR THE
                                                           SIX MONTHS            FOR THE            FOR THE
                                                              ENDED               YEAR                YEAR
                                                          JUNE 30, 2001           ENDED               ENDED
                                                           (UNAUDITED)      DECEMBER 31, 2000   DECEMBER 31, 1999
                                                          -------------     -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $   207.95         $    218.96         $    213.59
                                                           ----------         -----------         -----------
    Net investment loss                                         (1.14)              (2.74)              (2.03)
    Net realized and unrealized (loss)/gain on
        investments                                            (24.06)              (1.82)              20.40
                                                           -----------        ------------        -----------
Net (decrease)/increase from investment operations             (25.20)              (4.56)              18.37
Distributions to shareholders from net
    realized gains on investments                                   -               (6.45)             (13.00)
                                                           ----------         -----------         -----------

Net asset value, end of period                             $   182.75         $    207.95         $    218.96
                                                           ==========         ===========         ===========

TOTAL INVESTMENT RETURN (a)                                    (12.12)%             (2.24)%              8.76%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                          1.92%(b)            1.83%               1.90%
Ratio of net investment loss to
    average net assets                                          (1.19)%(b)          (1.23)%             (1.10)%
Portfolio turnover                                                 32%                 43%                 32%
Net assets, end of period (in thousands)                   $   63,025         $    69,848         $    75,311


(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)  Annualized.

The chart above reflects the unaudited operating performance for the six months ended June 30, 2001 and the audited operating performance for the years ended December 31, 2000 and 1999, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

                                                             FOR THE             FOR THE             FOR THE
                                                              YEAR                YEAR                YEAR
                                                              ENDED               ENDED               ENDED
                                                        DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996
                                                        -----------------   -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $   168.71         $    152.65         $    125.94
                                                           ----------         -----------         -----------
    Net investment loss                                         (2.21)              (1.87)              (1.81)
    Net realized and unrealized gain on
        investments                                             57.80               38.53               40.17
                                                           ----------         -----------         -----------
Net increase from investment operations                         55.59               36.66               38.36
Distributions to shareholders from net
    realized gains on investments                              (10.71)             (20.60)             (11.65)
                                                           ----------         -----------        ------------

Net asset value, end of period                             $   213.59         $    168.71         $    152.65
                                                           ==========         ===========         ===========

TOTAL INVESTMENT RETURN (a)                                     33.30%              24.69%              30.64%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                          1.94%               2.13%               2.50%
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets                            --                0.02%               0.28%
Ratio of net investment loss to
    average net assets                                          (1.26)%             (1.35)%             (1.51)%
Portfolio turnover                                                 34%                 79%                 76%
Net assets, end of period (in thousands)                   $    50,650        $    36,201         $    19,829


(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart above reflects the audited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

1.   ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is 0.50%.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the closing price of the New York Stock Exchange (generally 4:00 p.m. New York City time) of each business day.

In general, the Fund values its portfolio holdings as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchange or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. During the six months ended June 30, 2001, the Fund did not make any distributions to shareholders.

3.   RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal, and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $84,251 for the six months ended June 30, 2001.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 2001, the Adviser's affiliate earned $90,347 in commissions as broker on trades of portfolio securities.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,250 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors on which he or she serves (other than those attended by telephone conference call). For the six months ended June 30, 2001, the Fund has paid a total of $15,000 to the Independent Directors for their services.

4.   ADMINISTRATION AGREEMENT

The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

5.   INVESTMENT TRANSACTIONS

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $22,673,327 and $20,951,513, respectively. As of June 30, 2001, unrealized appreciation and depreciation for Federal income tax purposes was $10,196,442 and $4,398,696, respectively. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $55,718,292.

6.   FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30, 2001 and the year ended December 31, 2000, transactions in shares were as follows:

                                 SIX MONTHS ENDED                    YEAR ENDED
                                   JUNE 30, 2001                 DECEMBER 31, 2000

                                SHARES       AMOUNT             SHARES       AMOUNT
                             -----------  -------------      -----------  -------------
Sold                            21,260    $  4,128,810          43,339    $  9,315,690

Reinvested                        --              --             9,374       2,078,211

Redeemed                       (12,280)     (2,394,226)        (60,787)    (12,912,882)
                             -----------  -------------      -----------  -------------

Net increase/(decrease)          8,980    $  1,734,584          (8,074)   $ (1,518,981)
                             ===========  =============      ===========  =============

7.   BENEFICIAL INTEREST

At June 30, 2001, one shareholder owned more than 5% of the Fund's outstanding shares.

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022


DIRECTORS AND OFFICERS
Marilyn G. Breslow                  President and Director
John C. Russell                     Vice President and Director
June Eichbaum                       Director
William Talcott May                 Director
Thomas R. LeViness                  Director
David J. Winkler                    Director
Susan G. Leber                      Treasurer
Lisa D. Levey                       Secretary
Alison A. Proshan                   Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
M.R.Weiser & Co. LLP
135 West 50th Street
New York, NY  10020

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022-6069




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THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF
AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.